Exhibit 3

                         TII NETWORK TECHNOLOGIES, INC.

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                                     BY-LAWS

                      (AS AMENDED THROUGH OCTOBER 24, 2005)

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                                   ARTICLE I

                                    OFFICES

         Section 1. The corporation may have offices at such places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                         ANNUAL MEETINGS OF STOCKHOLDERS

         Section 1. Annual Meetings of stockholders shall be held at such date, time and place as may be fixed from time to time by the board of directors at which the stockholders shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

         Section 2. Written or printed notice of the annual meeting stating the place, day and hour of the meeting shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

                                   ARTICLE III

                        SPECIAL MEETINGS OF STOCKHOLDERS

         Section 1. Special meetings of stockholders for any purpose other than the election of directors may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president, the board of directors, or the holders of not less than 25% of all the shares entitled to vote at such meeting.

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         Section 3. Written or printed notice of a special  meeting  stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. The notice should also indicate that it is being issued by, or at the direction of the person calling the meeting.

         Section  4.  The  business   transacted  at  any  special   meeting  of
stockholders shall be limited to the purposes stated in the notice.

                                   ARTICLE IV

                           QUORUM AND VOTING OF STOCK

         Section 1. The holders of a majority of the shares of stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2. If a quorum is present, in all matters other than the election of directors, the affirmative vote of a majority of the shares of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders unless the vote of a greater or lesser number of shares of stock is required by law or the certificate of incorporation and directors shall be elected by a plurality of the votes of shares present in person or represented by proxies at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

         Section 3. Each outstanding share of stock having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.

         Section 4. The board of directors in advance of any stockholders' meeting may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a stockholders' meeting may, and on the request of

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

any shareholder entitled to vote thereat, appoint one or more inspectors. In case any person appointed as inspector fails to appear or act, the vacancy may be filled by the board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

         Section 5. Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon.

                                   ARTICLE V

                                   DIRECTORS

         Section 1. The number of directors which shall constitute the board of directors shall be not less than five (5) nor more than nine (9). The exact number of directors within the maximum and minimum limitation specified herein shall be fixed from time to time by resolution of the board of directors. The directors shall be classified with respect to the time during which they shall severally hold office by dividing them into three classes, each class consisting of one-third of the number of directors constituting the entire board, as authorized by resolution of the board of directors, and all directors of the corporation shall hold office until their successors shall be elected and shall qualify or until their earlier resignation or removal. However, in instances where the total number of directors constituting the entire board, as authorized by resolution of the board of directors, is a number other than an integral multiple of three, the number of directors to be elected each year shall reasonably approximate the number which would have been elected had the total number of directors constituting the whole board been an integral multiple of three, as determined by the board of directors. At the meeting of the stockholders of the corporation held for the election of the first such classified board, the directors of the first class (designated Class I) shall be elected for a term of one year, the directors of the second class (designated Class II) for a term of two years, and the directors of the third class (designated Class III) for a term of three years and, in each instance, until their respective successors are elected and qualified. At each annual meeting of stockholders held thereafter, the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. Any newly created directorships or any decrease in directorships, as authorized by resolution of the board of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. Directors shall be at least twenty-one years of age but need not be residents of the State of Delaware nor stockholders of the corporation.

         Section 2. The  directors  shall have the power,  from time to time, to
increase  or  decrease  their  own  number,   within  the  maximum  and  minimum
limitations specified therein, by resolution of the board of directors. Directors may not be removed from office except for cause by the affirmative vote of not less than a majority of the shares entitled to vote at an election of directors. Newly created directorships resulting from an increase in the number of directors and all vacancies occurring in the board by reason of the removal of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board

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of directors,  and directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

         Section 3. The business affairs of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

         Section 4. The directors may keep the books of the corporation, except such as are required by law to be kept within the state, outside of the State of Delaware, at such place or places as they may from time to time determine.

         Section 5. The board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise.

                                   ARTICLE VI

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 1. Meetings of the board of directors, regular or special, may be held either within or without the State of Delaware.

         Section 2. The first meeting of each newly elected board of directors shall be held following the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

         Section 3. Regular meetings of the board of directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

         Section 4. Special meetings of the board of directors may be called by the president on one day's notice to each director, either personally by telephone, or by mail or by telegram, special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

         Section 5. Notice of a meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of such meeting.

         Section 6. A simple majority of the directors shall constitute a quorum for the transaction of business unless a greater or lesser number is required by law or by the certificate of incorporation. The act of a majority of the directors present at any meeting at which a quorum

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

is present shall be the act of the board of directors, unless the act of a greater number is required by law or by the certificate of incorporation. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                                  ARTICLE VII

                      COMMITTEES OF THE BOARD OF DIRECTORS

         Section 1. The board of directors by resolution adopted by a majority of the entire board, may designate, among its members, an executive committee and other committees, each consisting of one or more directors, and each of which, to the extent provided in the resolution, shall have all the authority of the board, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the board of directors at a regular or special meeting of the board of directors. The executive committee shall keep regular minutes of its proceedings and report the same to the board of directors when so required.

                                  ARTICLE VIII

                                     NOTICES

         Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

         Section 2. Whenever any notice of a meeting is required to be given under the provisions of the statutes or under the provisions of the certificate of incorporation or these by-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE IX

                                    OFFICERS

         Section 1. The officers of the corporation shall be chosen by the board of directors and may be a chairman of the board, vice chairman of the board, a president, a chief operating officer, one or more vice presidents, a secretary and a treasurer and one or more assistant secretaries and assistant treasurers. A non-executive chairman or vice chairman of the board shall not be an officer.

         Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall elect officers of the corporation. The chairman of the board and vice chairman of the board need not be officers but must be members of the board of directors. None of the

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other  officers  need be a member of the board.  Any two or more  offices may be held by the same person.

         Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

         Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. Each officer of the corporation and the chairman of the board of directors and vice chairman of the board of directors (whether or not officers) shall hold office until his or her successor is elected and qualified or until such person's earlier resignation or removal. Any officer and the chairman of the board of directors and vice chairman of the board of directors elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                            THE CHAIRMAN OF THE BOARD

         Section 6. The chairman of the board of directors (whether or not an officer) shall preside at all meetings of the stockholders and the board of directors; shall see that all orders and resolutions of the board of directors are carried into effect; and, if an officer, is authorized to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The vice chairman of the board of directors, if any, shall, in the absence or disability of the chairman of the board, perform the duties and exercise the powers of the chairman of the board.

                                  THE PRESIDENT

         Section 7. The president shall be the chief executive officer of the corporation; shall have general and active management of the business of the corporation; is authorized, as is the chairman of the board of directors, to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation; in the absence of the chairman of the board and vice chairman of the board of directors, shall preside at all meetings of the stockholders and the board of directors; and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                               THE VICE PRESIDENTS

         Section 8. The vice president, or if there shall be more than one, the vice president in the order determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

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                     THE SECRETARY AND ASSISTANT SECRETARIES

         Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the chairman of the board or the president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

         Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 13. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 14. The assistant treasurer, or, if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

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                                   ARTICLE X

                             CERTIFICATES FOR SHARES

         Section 1. The shares of the corporation shall be represented by certificates signed by the chairman of the board of directors or the president or a vice president and the secretary or an assistant secretary or the treasurer or an assistant treasurer of the corporation, or facsimiles thereof, and shall be sealed with the seal of the corporation or a facsimile thereof.

         When the corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and, if the corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of, each such series so far as the same have been fixed and the authority of the board of directors to designate and fix the relative rights, preferences and limitations of other series.

         Section 2. The signatures of the officers of the corporation upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

                                LOST CERTIFICATES

         Section 3. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be against it with respect to any such certificate alleged to have been lost or destroyed.

                               TRANSFERS OF SHARES

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the corporation.

                               FIXING RECORD DATE

         Section 5. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining the stockholders entitled

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to receive  payment of any dividend or the  allotment of any rights,  or for the purpose of any other action, the board of directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than sixty nor less than ten days prior to any other action. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the board fixes a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

         Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                              LIST OF STOCKHOLDERS

         Section 7. A list of stockholders, as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent shall be produced at any meeting upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of stockholders to be produced as evidence of the right of the person challenged to vote at such meeting and all persons who appear from such list to be stockholders entitled to vote thereat may vote at such meeting.

                                   ARTICLE XI

                               GENERAL PROVISIONS

                                    DIVIDENDS

         Section 1. Subject to the provisions of the certificate of incorporation relating thereto, if any, dividends may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, bonds, property, or in the shares of the capital stock, subject to any provisions of the certificate of incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

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                                     CHECKS

         Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

         Section 4. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

         Section 5. The corporation seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                  ARTICLE XII

                                   AMENDMENTS

         These by-laws may be amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the board of directors at any regular or special meeting of the Board. By-laws adopted by the board of directors may be amended or repealed by the stockholders by the affirmative vote of a majority of the outstanding shares entitled to vote. Notwithstanding anything in the foregoing to the contrary, the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the corporation entitled to vote in the election of directors (considered for this purpose as one class) shall be required to make, alter or repeal, or to adopt any provision inconsistent with, Sections 6, 10, or 11 of the Certificate of Incorporation or Sections 1 or 2
Article V or Article XII of these by-laws.

                    ARTICLE XIII. INDEMNIFICATION: INSURANCE

         (1) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner be reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         (3) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections (1) and (2) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of the Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

         (5) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section.

         (6) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by--law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         (7) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (8) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (9) For purposes of this Article, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to the resulting or surviving corporation as we would have with respect to such constituent corporation if its separate existence had continued.

         (10) For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of othe corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the corporation" as referred to in this section.